DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus Premier State Municipal Bond Fund - Pennsylvania Series for the 12-month period ended April 30, 1998, as shown in the following table:

                                                                    TOTAL RETURN*             DISTRIBUTION RATE**
                                                                    _____________          ____________________
           Class A shares.........................                      9.83%                        4.81%
           Class B shares.........................                      9.20%                        4.52%
           Class C shares.........................                      8.91%                        4.13%

Economic Review
    The United States is now in its eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964, and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of a robust economy have come heightened expectations that the Federal Reserve Board (the "Fed") might raise interest rates in a preemptive move to avoid a reigniting of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (the "ECI"), a measure of wage, salary, and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index (a measure of prices of a fixed basket of goods and services bought by a typical consumer, including food, transportation, shelter, utilities, and other items) has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The relative absence of an increase in the rate of inflation has been more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia, which have suppressed worldwide demand for commodities, particularly oil.
    Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new-home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the relative absence of inflation, and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on our economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U. S. economy. The surge in domestic spending has masked the full effect of the fall in Asian demand for our products, but our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Indications that our economy may be beginning to slow may also be causing the Fed to be reluctant to raise short-term interest rates.

    The production side of the economy has remained robust. Factory utilization is high, production rates strong, and, although exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.
Market Environment
    The supply of new issues in Pennsylvania has been rather strong over the last year. This was especially true of the first four months of 1998, when many small and large issuers sold debt. The Fund has been able to purchase some new issue debt at attractive levels because of this heavy supply. On the other hand, demand has remained fairly strong because secondary supply is usually low. Hence, the Fund was able to slowly sell bonds which had achieved our price goals. This was especially true in April 1998, when the municipal bond market became weak and new issues were priced at extremely attractive levels. The Fund intends to continue to purchase both primary and secondary issues that represent value when they become available.
    Municipals have gone from being fairly valued when compared to U. S. Treasury bonds to currently being considered very good values because municipal supply increased as bond yields declined. This trend is especially true of long-maturity bonds, where the bulk of new-issue supply has traditionally been found. New-issue supply normally declines as we approach summer, while demand should increase because of heavy interest payments and bond maturities on July 1, 1998. If that scenario recurs, municipals may then have a good chance of outperforming the Treasury market.
The Portfolio
    In general, the Fund has maintained a defensive investment posture and has purchased modest premium bonds which we expect should perform well in a declining market. In the spring of 1997 and again in the spring of 1998, when interest rates rose, the Fund reversed that strategy and purchased deep discount securities with higher yields. These bonds represented excellent value because they were out of favor with many institutional fund managers, and were purchased at a substantial discount when compared to the rest of the municipal market. This strategy remains in place, but would likely be reversed if interest rates were to begin to fall and deep discounts could no longer be purchased at attractive yields.
    The Fund is constantly selling bonds priced at modest discounts which have achieved our price objective and are yielding a low return. Certain types of investors tend to favor this type of bond, so the Fund can frequently take advantage of this situation. Since the Fund is either buying discounts or premiums at attractive yields, it can afford to sell these issues when they become slight discounts because they have achieved our performance goals.
    Lower rated issues remain very expensive when compared to higher rated securities. The Fund continues to take advantage of this tight spread relationship by favoring higher rated securities which are traditionally more liquid. This strategy will give the Fund more flexibility to react to a weak market which can experience liquidity constraints.
    The Fund's Class A shares had a one-year total return on April 30, 1998 of 9.83%, which compares favorably to the Lipper Pennsylvania Municipal Bond average of 8.81%. Because the Fund positioned itself defensively in late 1997 and early 1998 when interest rates were low, it was able to take advantage of the declining market that occurred in the spring of 1998 by purchasing issues which were undervalued.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                          Very truly yours,


                          [Richard J. Moynihan signature logo]


                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
May 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. Income may be subject to state and local income taxes for non-Pennsylvania residents.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series   April 30, 1998
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES CLASS A SHARES AND THE LEHMAN
BROTHERS MUNICIPAL BOND INDEX
$22,163
Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
(Class A Shares)
Dollars
$22,016
Lehman Brothers
Municipal Bond Index*
*Source: Lehman Brothers

Average Annual Total Returns
                        Class A Shares                                                         Class B Shares
_______________________________________________________                  _________________________________________________________
                                                                                                               % Return Reflecting
                                              % Return                                                       Applicable Contingent
                                             Reflecting                                     % Return             Deferred Sales
                       % Return Without    Maximum Initial                                 Assuming No             Charge Upon
Period Ended 4/30/98     Sales Charge    Sales Charge (4.5%)  Period Ended 4/30/98          Redemption             Redemption*
____________________   ________________  __________________   ______________________       _____________         _________________
 1 Year                      9.83%           4.91%            1 Year                           9.20%                    5.20%
 5 Year                      6.57            5.60             5 Year                           6.01                     5.69
10 Year                      8.78            8.28             From Inception (1/15/93)         6.60                     6.46

                        Class C Shares
________________________________________________________________________________
                                                            % Return Reflecting
                                                           Applicable Contingent
                                 % Return                     Deferred Sales
                                 Assuming                       Charge Upon
Period Ended 4/30/98           No Redemption                    Redemption**
___________________           ________________              __________________
1 Year                            8.91%                            7.91%
From Inception (8/15/95)          7.25                             7.25
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series on 4/30/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Series invests primarily in Pennsylvania municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS                                                                                      APRIL 30, 1998
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________ _____________
Pennsylvania-98.4%
Allegheny County Higher Educational Building Authority, University Revenue
  (Duquesne University Project) 5%, 3/1/2021 (Insured; AMBAC)...............                     $   2,000,000  $   1,913,280
Allegheny County Hospital Development Authority, Revenue, Refunding
  (Health Center-UPMC Health System) 4.50%, 8/1/2015 (Insured; MBIA)........                         2,000,000      1,809,880
  (Hospital-South Hills Health) 5.125%, 5/1/2029............................                         3,000,000      2,837,760
Allegheny County Industrial Development Authority, Medical Center Revenue
  Refunding (Presbyterian Medical Center of Oakmont Pennsylvania, Inc.)
  6.75%, 2/1/2026 (Insured; FHA)............................................                         1,860,000      2,030,674
Allegheny County Residential Finance Authority, SFMR:
  7.40%, 12/1/2022..........................................................                         1,750,000      1,849,155
  7.95%, 6/1/2023...........................................................                         1,210,000      1,270,669
Beaver County, Refunding 5.30%, 10/1/2026 (Insured; MBIA)...................                         5,500,000      5,491,695
Beaver County Industrial Development Authority, PCR, Refunding:
  (Ohio Edison Project) 7.75%, 9/1/2024.....................................                         3,150,000      3,307,658
  (Pennsylvania Power Company Mansfield Project) 7.15%, 9/1/2021............                         3,000,000      3,205,200
Berks County Municipal Authority, Revenue
  (Phoebe Berks Village, Inc. Project) 8.25%, 5/15/2022.....................                         2,445,000      2,675,026
Blair County Hospital Authority, Revenue (Altoona Hospital Project)
  6.375%, 7/1/2013 (Insured; AMBAC).........................................                         5,000,000      5,384,900
Bradford County Industrial Development Authority, SWDR
  (International Paper Company Projects) 6.60%, 3/1/2019....................                         4,250,000      4,685,625
Cambria County Industrial Development Authority, RRR
  (Cambria Cogen Project):
  7.75%, 9/1/2019, Series F-1 (LOC; Fuji Bank) (a)..........................                         1,750,000      1,766,450
  7.75%, 9/1/2019, Series F-2 (LOC; Fuji Bank) (a)..........................                         2,750,000      2,775,850
Downingtown Area School District 5.55%, 4/1/2018............................                         1,540,000      1,569,198
Erie City School District 5.75%, 5/1/2026 (Insured; MBIA)...................                         1,500,000      1,551,465
Erie County Higher Education Building Authority, College Revenue, Refunding
  (Mercyhurst College Project) 5.75%, 3/15/2020.............................                         2,000,000      2,020,020
Franklin County Industrial Development Authority, Hospital Revenue, Refunding
  (The Chambersburg Hospital) 5%, 7/1/2022 (Insured; AMBAC).................                         2,000,000      1,895,160
Harrisburg, Refunding:
  Zero Coupon, Series D, 9/15/2010 (Insured; AMBAC).........................                         1,510,000        819,522
  Zero Coupon, Series F, 9/15/2010 (Insured; AMBAC).........................                         1,350,000        732,686
Harrisburg Authority, Revenue (Pooled Bond Program)
  5.625%, 9/15/2022 (Insured; MBIA).........................................                         1,000,000      1,022,220
Hazleton Area School District 5%, 3/1/2017 (Insured; FGIC)..................                         5,750,000      5,552,258
Lehigh County General Purpose Authority, Revenue:
  (Lehigh Valley Health Network) 5%, 7/1/2018 (Insured; MBIA)...............                         2,500,000      2,401,600
  (Wiley House):
    8.75%, 11/1/2014........................................................                         3,785,000      3,954,454
    9.50%, 11/1/2016........................................................                         4,930,000      5,394,160

Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
Statement of Investments (continued)                                                                           April 30, 1998
                                                                                                   Principal
Long-Term Municipal Investments-99.2%                                                                Amount          Value
                                                                                                 _____________  _____________
Pennsylvania (continued)
Luzerne County Industrial Development Authority, Exempt Facilities Revenue, Refunding
  (Pennsylvania Gas and Water Company Project) 7.125%, 12/1/2022............                     $   4,000,000  $   4,398,560
Montgomery County 5.40%, 9/15/2019..........................................                         2,360,000      2,384,709
Montgomery County Higher Educational and Health Authority, Revenue:
  First Mortgage (Montgomery Income Project) 10.50%, 9/1/2020...............                         2,935,000      3,208,953
  (Northwestern Corporation):
    8.375%, 6/1/2009........................................................                         2,685,000      2,869,513
    7.125%, 6/1/2018........................................................                         2,050,000      2,227,141
Montgomery County Industrial Development Authority, RRR
  7.50%, 1/1/2012 (LOC; Banque Paribas) (a).................................                        14,715,000     16,220,933
Newport Borough, Refunding 5%, 6/15/2020....................................                         1,000,000        951,130
Norristown Municipal Waste Authority, Sewer Revenue
  5.125%, 11/15/2023 (Insured; FGIC)........................................                         5,350,000      5,183,294
North Allegheny School District 5.45%, 5/1/2018 (Insured; FGIC).............                         1,195,000      1,208,778
Northampton County Industrial Development Authority, PCR, Refunding
  (Bethlehem Steel) 7.55%, 6/1/2017.........................................                         5,700,000      6,382,176
Pennsylvania, COP, Refunding 5%, 7/1/2015 (Insured; AMBAC)..................                        11,885,000     11,452,980
Pennsylvania Economic Development Financing Authority:
  Exempt Facilities Revenue (Macmillan Ltd. Partnership Project) 7.60%, 12/1/2020                    3,500,000      3,909,255
  RRR (Northampton Generating Project):
    6.40%, 1/1/2009.........................................................                         2,500,000      2,626,250
    6.50%, 1/1/2013.........................................................                         6,500,000      6,903,715
  Wastewater Treatment Revenue (Sun Co. Inc.-R and M Project) 7.60%, 12/1/2024                       4,240,000      4,935,275
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue
  7.05%, 10/1/2016 (Insured; AMBAC).........................................                         2,500,000      2,643,025
Pennsylvania Housing Finance Agency:
  6.50%, 7/1/2023...........................................................                         2,750,000      2,936,230
  Single Family Mortgage:
    6.75%, 4/1/2016.........................................................                         3,000,000      3,227,460
    6.85%, 4/1/2016 (Insured; FHA)..........................................                         3,700,000      3,957,927
    7.875%, 10/1/2020.......................................................                         1,435,000      1,484,981
    6.90%, 4/1/2025.........................................................                         6,250,000      6,747,625
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue,
  Refunding 5%, 6/15/2022 (Insured; MBIA)...................................                         2,400,000      2,289,888
Pennsylvania Turnpike Commission, Revenue,
  Oil Franchise Tax 5.50%, 12/1/2012 (Insured; AMBAC).......................                         2,575,000      2,656,602
Philadelphia:
  5%, 5/15/2020 (Insured; MBIA).............................................                         2,250,000      2,154,330
  Gas Works Revenue:
    5.25%, 8/1/2024 (Insured; FSA)..........................................                         5,000,000      4,929,500
    6.375%, 7/1/2026 (Insured; CMAC)........................................                         6,885,000      7,490,054

Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
Statement of Investments (continued)                                                                           April 30, 1998
                                                                                                   Principal
Long-Term Municipal Investments-99.2%                                                                Amount          Value
                                                                                                 _____________  _____________
Philadelphia (continued):
  Water and Wastewater Revenue, Refunding:
    5.75%, 6/15/2013 (Insured; MBIA)........................................                     $   8,000,000  $   8,374,960
    5.25%, 6/15/2023 (Insured; MBIA)........................................                        15,755,000     15,537,581
Philadelphia Authority for Industrial Development, Industrial and Commercial
Revenue
  (Girard Estate Coal Mining Project) 5.5%, 11/15/2016......................                         1,000,000      1,017,690
Philadelphia Hospital and Higher Education Facilities Authority:
  HR:
    (Albert Einstein Medical Center) 7%, 10/1/2021..........................                         1,500,000      1,616,520
    (Refunding-Children's Hospital Philadelphia):
      5%, 2/15/2021.........................................................                         3,000,000      2,858,610
      5%, 2/15/2021 (Insured; MBIA).........................................                        10,565,000     10,013,930
    (Refunding-Temple University Hospital) 6.625%, 11/15/2023...............                        16,240,000     17,528,644
  Revenue (Northwestern Corporation) 8.375%, 6/1/2009.......................                         1,885,000      2,008,015
Pittsburgh Urban Redevelopment Authority:
  Mortgage Revenue:
  7.05%, 4/1/2023...........................................................                         1,785,000      1,881,979
  (Refunding-Sidney Square Project) 6.65%, 9/1/2028.........................                         3,350,000      3,510,298
  Single Family Mortgage 7.40%, 4/1/2024....................................                           860,000        905,984
Pittsburgh Water and Sewer Authority, Water and Sewer System Revenue
  5%, 9/1/2019 (Insured; FGIC)..............................................                         2,825,000      2,724,260
  5%, 9/1/2021 (Insured; FGIC)..............................................                         1,200,000      1,152,024
Schuylkill County Industrial Development Authority, Refunding
  First Mortgage Revenue (Valley Health Concerns) 8.75%, 3/1/2012...........                         2,500,000      2,585,700
Washington County Industrial Development Authority, PCR
  (West Pennsylvania Power Company Mitchell) 6.05%, 4/1/2014 (Insured; AMBAC)                        3,000,000      3,224,310
Washington County Industrial Development Authority, Revenue, Refunding
  (Presbyterian Medical Center) 6.75%, 1/15/2023 (Insured; FHA).............                         3,000,000      3,255,000
West Shore Area Hospital Authority, HR, Refunding
  (Holy Spirit Hospital Project) 5.65%, 1/1/2017 (Insured; MBIA)............                         2,200,000      2,264,503
U.S. Related-.8%
Guam Airport Authority, Revenue, Refunding 6.50%, 10/1/2023.................                         2,000,000      2,170,400
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $252,297,037)...................                                    $ 265,927,257
                                                                                                                =============
Short-Term Municipal Investments-.8%
Pennsylvania;
Philadelphia Regional Port Authority, LR, Refunding
  3.77% (Insured; MBIA) (b)
  (cost $2,150,000).........................................................                     $   2,150,000  $   2,150,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0% (cost $254,447,037)................................                                    $ 268,077,257
                                                                                                                =============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
CMAC          Capital Market Assurance Corporation               MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FHA           Federal Housing Administration                     RRR     Resources Recovery Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LR            Lease Revenue

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       ________________            __________________
AAA                                Aaa                            AAA                               50.0%
AA                                 Aa                             AA                                 7.8
A                                  A                              A                                 19.7
BBB                                Baa                            BBB                                8.1
Not Rated(d)                       Not Rated(d)                   Not Rated(d)                      14.4
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
(a)  Secured by letters of credit.
(b) Inverse floater security-the interest rate is subject to change periodically.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(e) At April 30, 1998, the fund had $74,865,688 (27.6%) of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                            APRIL 30, 1998
                                                                                                      Cost           Value
                                                                                                 _____________  _____________
ASSETS:                        Investments in securities-See Statement of Investments            $ 254,447,037  $ 268,077,257
                               Cash.......................................                                            141,127
                               Interest receivable........................                                          4,797,358
                               Receivable for shares of Beneficial Interest subscribed                                338,416
                               Receivable for investment securities sold..                                            291,572
                               Prepaid expenses...........................                                             15,469
                                                                                                                _____________
                                                                                                                  273,661,199
                                                                                                                _____________
LIABILITIES:                   Due to The Dreyfus Corporation and affiliates                                          123,296
                               Due to Distributor.........................                                             87,059
                               Payable for investment securities purchased                                          1,893,767
                               Payable for shares of Beneficial Interest redeemed                                     146,427
                               Accrued expenses...........................                                             37,615
                                                                                                                _____________
                                                                                                                    2,288,164
                                                                                                                _____________
NET ASSETS................................................................                                      $ 271,373,035
                                                                                                                =============
REPRESENTED BY:                Paid-in capital............................                                      $ 255,833,199
                               Accumulated net realized gain (loss) on investments                                  1,909,616
                               Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 4                                                             13,630,220
                                                                                                                _____________
NET ASSETS..................................................................                                    $ 271,373,035
                                                                                                                =============

                                                       NET ASSET VALUE PER SHARE

                                                                                     Class A        Class B        Class C
                                                                                    _________      _________      _________
Net Assets....................................................                   $196,055,396     $ 74,854,605    $ 463,034
Shares Outstanding............................................                     11,756,959        4,490,516       27,746
NET ASSET VALUE PER SHARE.....................................                         $16.68           $16.67       $16.69
                                                                                       ======           ======       ======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF OPERATIONS                                                                                 YEAR ENDED APRIL 30, 1998
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $ 16,523,440
EXPENSES:                        Management fee-Note 3(a)...................                   $  1,513,450
                                 Shareholder servicing costs-Note 3(c)......                        894,660
                                 Distribution fees-Note 3(b)................                         368,991
                                 Professional fees..........................                         42,162
                                 Custodian fees.............................                         29,763
                                 Prospectus and shareholders' reports.......                         16,529
                                 Registration fees..........................                         13,561
                                 Trustees' fees and expenses-Note 3(d)......                          3,659
                                 Loan commitment fees-Note 2................                          2,967
                                 Miscellaneous..............................                         15,084
                                                                                               ____________
                                     Total Expenses.........................                                          2,900,826
                                                                                                                   ____________
INVESTMENT INCOME-NET.......................................................                                         13,622,614
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  4,306,524
                                 Net unrealized appreciation (depreciation) on investments        7,422,966
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         11,729,490
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 25,352,104
                                                                                                                   ============
    SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended          Year Ended
                                                                                             April 30, 1998      April 30, 1997
                                                                                             ______________      ______________
OPERATIONS:
  Investment income-net....................................................                  $   13,622,614      $   14,382,065
  Net realized gain (loss) on investments..................................                       4,306,524           3,061,864
  Net unrealized appreciation (depreciation) on investments................                       7,422,966           1,228,255
                                                                                              _____________       _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations......                      25,352,104          18,672,184
                                                                                              _____________       _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................                     (10,251,754)        (10,984,092)
    Class B shares.........................................................                      (3,365,617)         (3,396,735)
    Class C shares.........................................................                          (5,243)             (1,238)
  Net realized gain on investments:
    Class A shares.........................................................                     (3,140,732)         (2,286,800)
    Class B shares.........................................................                     (1,153,373)           (787,181)
    Class C shares.........................................................                         (1,463)                (349)
                                                                                              _____________       _____________
      Total Dividends......................................................                     (17,918,182)        (17,456,395)
                                                                                              _____________       _____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                       6,668,660           6,058,242
    Class B shares.........................................................                       6,213,872           4,097,969
    Class C shares.........................................................                         430,820              10,076
  Dividends reinvested:
    Class A shares.........................................................                       7,117,723           7,168,317
    Class B shares.........................................................                       2,937,128           2,677,413
    Class C shares.........................................................                           4,659               1,162
  Cost of shares redeemed:
    Class A shares.........................................................                     (24,469,890)        (29,721,693)
    Class B shares.........................................................                      (7,890,851)         (8,008,709)
    Class C shares.........................................................                          (4,646)               ----
                                                                                              _____________       _____________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                    (8,992,525)        (17,717,223)
                                                                                              _____________       _____________
        Total Increase (Decrease) in Net Assets............................                      (1,558,603)        (16,501,434)
NET ASSETS:
  Beginning of Period......................................................                     272,931,638         289,433,072
                                                                                              _____________       _____________
  End of Period............................................................                    $271,373,035        $272,931,638
                                                                                             ==============      ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                           Shares
                                                                                            ___________________________________
                                                                                               Year Ended          Year Ended
                                                                                             April 30, 1998      April 30, 1997
                                                                                             ______________      ______________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold.............................................................                    398,013             371,907
    Shares issued for dividends reinvested..................................                    424,787             438,548
    Shares redeemed.........................................................                 (1,461,282)         (1,823,622)
                                                                                             __________          __________
                                       Net Increase (Decrease) in Shares Outstanding           (638,482)         (1,013,167)
                                                                                             ==========          ==========
    Class B
    ________
    Shares sold.............................................................                    370,499             251,681
    Shares issued for dividends reinvested..................................                    175,370             163,853
    Shares redeemed.........................................................                   (471,922)           (491,416)
                                                                                             __________          __________
                                       Net Increase (Decrease) in Shares Outstanding             73,947            (75,882)
                                                                                             ==========          ==========
    Class C
    ________
    Shares sold.............................................................                     25,755                 616
    Shares issued for dividends reinvested..................................                        277                  71
    Shares redeemed.........................................................                       (275)                ---
                                                                                             __________          __________
                                       Net Increase (Decrease) in Shares Outstanding             25,757                 687
                                                                                             ==========          ==========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                      Class A Shares
                                                             _________________________________________________________
                                                                                   Year Ended April 30,
                                                             _________________________________________________________
PER SHARE DATA:                                                1998        1997        1996        1995         1994
                                                             ________    ________    ________    ________     ________
    Net asset value, beginning of period.........            $  16.23    $  16.17      $16.12      $16.01       $16.61
                                                             ________    ________     _______    ________     ________
    Investment Operations:
    Investment income-net........................                 .85         .85         .87         .91          .95
    Net realized and unrealized gain (loss)
      on investments.............................                 .71         .24         .32         .11         (.57)
                                                             ________    ________     _______    ________     ________
    Total from Investment Operations.............                1.56        1.09        1.19        1.02          .38
                                                             ________    ________     _______    ________     ________
    Distributions:
    Dividends from investment income-net.........                (.85)      (.85)        (.87)      (.91)         (.95)
    Dividends from net realized gain on investments              (.26)      (.18)        (.27)        .-          (.03)
                                                             ________    ________     _______    ________     ________
    Total Distributions..........................              (1.11)      (1.03)      (1.14)        (.91)        (.98)
                                                             ________    ________     _______    ________     ________
    Net asset value, end of period...............              $16.68      $16.23      $16.17      $16.12       $16.01
                                                             ========    ========    ========    ========     ========
TOTAL INVESTMENT RETURN*.........................                9.83%       6.89%       7.46%       6.65%        2.17%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .92%        .92%        .92%        .92%        .81%
    Ratio of net investment income
      to average net assets......................                5.09%      5.22%        5.28%       5.77%        5.61%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                    -           -           -        .01%         .12%
    Portfolio Turnover Rate......................               34.82%      60.57%      52.69%      55.19%        7.21%
    Net Assets, end of period (000's Omitted)....            $196,055    $201,229    $216,802    $219,949     $235,619
_____________________________________
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                      Class A Shares
                                                             _________________________________________________________
                                                                                   Year Ended April 30,
                                                             _________________________________________________________
PER SHARE DATA:                                                1998        1997        1996        1995         1994
                                                             ________    ________    ________    ________     ________
    Net asset value, beginning of period.........              $16.23      $16.16      $16.11      $16.01       $16.60
                                                             ________    ________    ________    ________     ________
    Investment Operations:
    Investment income-net........................                 .77         .77         .79         .83          .85
    Net realized and unrealized gain (loss)
      on investments.............................                 .70         .25         .32         .10         (.56)
                                                             ________    ________    ________    ________     ________
    Total from Investment Operations.............                1.47        1.02        1.11         .93          .29
                                                             ________    ________    ________    ________     ________
    Distributions:
    Dividends from investment income-net.........                (.77)      (.77)        (.79)      (.83)         (.85)
    Dividends from net realized gain on investments              (.26)      (.18)        (.27)        .-          (.03)
                                                             ________    ________    ________    ________     ________
    Total Distributions..........................              (1.03)        (.95)    (1.06)         (.83)        (.88)
                                                             ________    ________    ________    ________     ________
    Net asset value, end of period...............              $16.67      $16.23      $16.16      $16.11       $16.01
                                                             ========    ========    ========    ========     ========
TOTAL INVESTMENT RETURN*.........................                9.20%       6.41%       6.92%       6.02%        1.65%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                1.43%       1.43%       1.43%       1.44%        1.38%
    Ratio of net investment income
      to average net assets......................                4.57%       4.71%       4.76%       5.22%        4.95%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                   -           -           -        .01%          .10%
    Portfolio Turnover Rate......................               34.82%      60.57%      52.69%      55.19%        7.21%
    Net Assets, end of period (000's Omitted)....             $74,855     $71,671     $72,610     $70,062      $59,057
_____________________________________
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                                Class C Shares
                                                                                       _______________________________
                                                                                             Year Ended April 30,
                                                                                       _______________________________
PER SHARE DATA:                                                                         1998      1997           1996(1)
                                                                                       ______      ______       ______
    Net asset value, beginning of period.................................              $16.23      $16.16       $16.18
                                                                                       ______      ______       ______
    Investment Operations:
    Investment income-net................................................                 .70         .69          .53
    Net realized and unrealized gain (loss)
      on investments.....................................................                 .72         .25          .25
                                                                                       ______      ______       ______
    Total from Investment Operations.....................................                1.42         .94          .78
                                                                                       ______      ______       ______
    Distributions:
    Dividends from investment income-net.................................                (.70)       (.69)        (.53)
    Dividends from net realized gain on investments......................                (.26)       (.18)        (.27)
                                                                                       ______      ______       ______
    Total Distributions..................................................                (.96)       (.87)        (.80)
                                                                                       ______      ______       ______
    Net asset value, end of period.......................................              $16.69      $16.23       $16.16
                                                                                       ======      ======       ======
TOTAL INVESTMENT RETURN(2)...............................................                8.91%       5.92%        6.71%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..............................                1.69%       1.83%        1.70%(3)
    Ratio of net investment income
      to average net assets..............................................                3.98%       4.28%        4.46%(3)
    Portfolio Turnover Rate..............................................              34.82%       60.57%       52.69%
    Net Assets, end of period (000's Omitted)............................                $463         $32          $21
_________________________________________
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-Significant Accounting Policies:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Pennsylvania Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
NOTES TO FINANCIAL STATEMENTS (continued)
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.
NOTE 3-Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,551 during the period ended April 30, 1998, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $368,004 and $987, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $503,601, $184,002 and $329, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $147,748 pursuant to the transfer agency agreement.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4-Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $94,122,739 and $107,005,800, respectively.
    At April 30, 1998, accumulated net unrealized appreciation on investments was $13,630,220, consisting of $13,941,439 gross unrealized appreciation and $311,219 gross unrealized depreciation.
    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
June 3, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1998:
    -all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes), and
    -the Fund hereby designates $.1864 per share as a long-term capital gain distribution (of which 35.40% is subject to the 20% maximum Federal tax rate) of the $.2644 per share paid on December 4, 1997.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.



DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, PENNSYLVANIA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                        058/620AR984
ANNUAL REPORT
Dreyfus Premier State
Municipal Bond Fund
Pennsylvania Series
APRIL 30, 1998
[Registration Mark]
[Dreyfus lion/2hres logo]